Direct taxes, charges and contributions payable	12 Months Ended
Dec. 31, 2021
Direct Taxes Charges And Contributions Payable
Direct taxes, charges and contributions payable

22.	Direct taxes, charges and contributions payable

Current income tax and social contribution charges are calculated on the basis of the tax laws enacted, or substantially enacted, up to the balance sheet date.

The legislation allows companies to opt for quarterly or monthly payment of income tax and social contribution. In 2021, the Company has chosen to make the quarterly payment of income tax and social contribution.

	2021	2020

Direct taxes, charges and contributions payable	258,340	508,743

Income tax (IR) and social contribution (CS) (i)	186,294	313,145
PIS/COFINS (Social integration program/Social security)	41,916	154,353
Other (ii)	30,130	41,245

Current portion	(245,113)	(296,299)
Non-current portion	13,227	212,444

(i)	The variation is related to the changes in the calculation of the Annual Taxable Income by the Quarterly Taxable Income. Thus, the amount presented in December 2020 comprised the IRPJ and CSLL due between January and December of that year, while in 2021 the liabilities presented represent only the amount due in the fourth quarter.

(ii)	The breakdown of this account mainly refers to the company's adhesion to the Tax Recovery Program - REFIS from 2009 for payment of installments of the outstanding debts of federal taxes (PIS – Social Integration Program, COFINS – Contribution to Social Security Financing, IRPJ – Corporate Income Tax and CSLL – social contribution on Net Profit), whose final maturity will be on October 31, 2024.